SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 19, 2004
                                 ---------------
                Date of Report (Date of earliest event reported)




                        Baldwin Technology Company, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)




       Delaware                       1-9334                        13-3258160
       --------                       ------                        ----------
(State or other jurisdiction        (Commission                (I.R.S. Employer
  of incorporation)                 File Number)             Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
                    -----------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if changed since Last Report)




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Item 7.  Financial Statements and Exhibits.


         (c)    Exhibits


                    99.1 Earnings release for the quarter and year ended June 30, 2004 issued by the Company on August 18, 2004 (filed herewith).


Item 9.  Regulation FD disclosure.

         The following information is being furnished pursuant to "Item 12 Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.


         Baldwin Technology Company, Inc. ("Baldwin or the "Company") reported its results of operations for the quarter and year ended June 30, 2004. Details of this announcement are contained in the press release of the Company dated August 18, 2004, and included in this Current Report on Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BALDWIN TECHNOLOGY COMPANY, INC.
                                  --------------------------------
                                          (Registrant)

                                  By:    /s/ VIJAY C. THARANI
                                     -----------------------------
                                             Vijay C. Tharani
                                             (Chief Financial Officer)




Dated: August 19, 2004



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